UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  February 5, 2009
                                                          ------------------

                            MUELLER INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                 1-6770                   25-0790410
         --------                 ------                   ----------
     (State or other          (Commission File         (IRS Employer
     jurisdiction                 Number)              Identification No.)
     of incorporation)

    8285 Tournament Drive
          Suite 150
     Memphis, Tennessee                                        38125
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    (Address of principal                                     Zip Code
      executive offices)

Registrant's telephone number, including area code:    (901) 753-3200
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Registrant's Former Name or Address, if changed since last report:  N/A
                                                                    ---

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     On February 5, 2009 the Registrant issued a press release announcing earnings for the quarter and year ended December 27, 2008. A copy of the press release announcing the fourth quarter and fiscal 2008 earnings is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

      99.1 Press release, dated February 5, 2009 reporting fourth quarter and fiscal 2008 earnings.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MUELLER INDUSTRIES, INC.

                                   By:     /s/ Kent A. McKee
                                           -------------------
                                   Name:   Kent A. McKee
                                   Title:  Executive Vice President
                                           and Chief Financial Officer

Date: February 5, 2009

                                  Exhibit Index

Exhibit No.    Description
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      99.1     Press release, dated February 5, 2009.